Exhibit 11.2

CONSENT OF INDEPENDENT AUDITOR

We consent to the use in the Offering Circular constituting a part of this Offering Statement on Form 1-A, as it may be amended, of our Independent Auditor’s Report dated April 8, 2026 relating to the consolidated financial statements of YSMD, LLC and the financial statements of each of YSMD, LLC’s listed series, which comprise the consolidated balance sheets as of December 31, 2025 and 2024 and the related consolidated statements of operations, changes in members’ equity/(deficit), and cash flows for the years then ended, the related notes to the consolidated financial statements, each listed Series’ balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in members’ equity/(deficit), and cash flows for the years then ended for each listed Series, and the related notes to each listed Series’ financial statements.

We consent to the use in the Offering Circular constituting a part of this Offering Statement on Form 1-A, as it may be amended, of our Independent Auditor’s Report dated April 15, 2026, relating to the financial statements of 1742 Spruce Street, LLC, which comprise the balance sheets as of December 31, 2025 and 2024, the related statement of operations, changes in member’s equity, and cash flows for the years then ended, and the related notes to the financial statements.

We consent to the use in the Offering Circular constituting a part of this Offering Statement on Form 1-A, as it may be amended, of our Independent Auditor’s Report dated April 22, 2026, relating to the financial statements of 2340 Hilgard Avenue LLC, which comprise the balance sheets as of December 31, 2025 and 2024, the related statement of operations, changes in member’s equity, and cash flows for the years then ended, and the related notes to the financial statements.

We consent to the use in the Offering Circular constituting a part of this Offering Statement on Form 1-A, as it may be amended, of our Independent Auditor’s Report dated April 25, 2026, relating to the financial statements of 33 Mine Street LLC, which comprise the balance sheets as of December 31, 2025 and 2024, the related statement of operations, changes in members’ equity, and cash flows for the years then ended, and the related notes to the financial statements.

We consent to the use in the Offering Circular constituting a part of this Offering Statement on Form 1-A, as it may be amended, of our Independent Auditor’s Report dated April 17, 2026, relating to the financial statements of 19-3 Buttonwood Street (the carved-out operations of certain assets of 19-21 Buttonwood (DE) LLC), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in net member’s equity, and cash flows for the years then ended, and the related notes to the financial statements.

Artesian CPA, LLC

1312 17th Street, #462 | Denver, CO 80202

p: 877.968.3330 f: 720.634.0905

info@ArtesianCPA.com | www.ArtesianCPA.com

We consent to the use in the Offering Circular constituting a part of this Offering Statement on Form 1-A, as it may be amended, of our Independent Auditor’s Report dated April 17, 2026, relating to the financial statements of 21-2 Buttonwood Street (the carved-out operations of certain assets of 19-21 Buttonwood (DE) LLC), which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in net member’s equity, and cash flows for the years then ended, and the related notes to the financial statements.

We consent to the use in the Offering Circular constituting a part of this Offering Statement on Form 1-A, as it may be amended, of our Independent Auditor’s Report dated April 2, 2026, relating to the financial statements of 150 Panoramic Way LLC, which comprise the balance sheets as of December 31, 2025 and 2024, and the related statements of operations, changes in net member’s equity, and cash flows for the years then ended, and the related notes to the financial statements.

/s/ Artesian CPA, LLC

Denver, CO

July 23, 2026

Artesian CPA, LLC

1312 17th Street, #462 | Denver, CO 80202

p: 877.968.3330 f: 720.634.0905

info@ArtesianCPA.com | www.ArtesianCPA.com